AZZ Inc. Q3 FY2021 Earnings Release Presentation January 11, 2020

Q3 FY2021 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas, which are used in the hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q3 FY2021 EARNINGS PRESENTATION

Q3 FY2021 Segment Performance Update

Total Q3 FY2021 Sales: $226.6 million


Metal
Coatings
Segment
$115.6
-10.5% vs. Q3 FY2020


Infrastructure
Solutions
Segment
$111.0
-31.5% vs. Q3 FY2020

Segment Updates

- Increased COVID-19 cases drove more state lockdowns
- Most end markets were soft, particularly petrochemical and general industrial
- Segment operating margin of 24.8% represents a 370 basis point improvement from Q3 of prior year

- Announced strategic evaluation of segment during quarter
- Welding Solutions sales improved sequentially from Q2, but well below prior year due to continued low turnaround activity
- Electrical Platform bookings were soft and sales were significantly below prior year due to lower China shipments

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Q3 FY2021 EARNINGS PRESENTATION Sales Net Income Diluted EPS Q3 FY2021 Summary - Consolidated $291.1 $226.6 FY2020 FY2021 -22.2% • Galvanizing off by 8.8% in the quarter • Refining turnaround activity down from prior year, but improved from the spring • International, primarily China, sales down $30.4 million, or 39.7%, to $46.2 million • FY21 includes $1.6m of Restructuring • SG&A as % of sales 50bps lower as compared to prior Q3 • Tax rate of 25.1% - 350 bps lower than prior year Q3 • FY21 includes $0.06 Restructuring impact • Repurchased 652k shares in the quarter, but minimal impact on average shares in EPS calculation -10.6% -9.5% In $ millions, except per share amounts 4 $22.0 $19.7 FY 2020 FY2021 $0.84 $0.76 FY 2020 FY2021

Q3 FY2021 EARNINGS PRESENTATION

Q3 FY2021 Segment Results – Metal Coatings

In $ millions except percentages

Key Statistics

FY2020 Sales	$129.2
Organic	$(14.6)
Acquisitions	$1.0
FY2021 Sales	$115.6

Sales

-10.5%


$129.2
$115.6
FY2020
FY2021

Operating Income

+5.2%


$27.3
$28.7
FY2020
FY2021

Operating Margin

+370 bps


21.1%
24.8%
FY2020
FY2021

Segment Summary:

- Metal Coating sales down due to COVID-19 caused lockdowns in several states that slowed customer activity
- Lower zinc costs continued to flow through our kettles while price levels held steady
- Reopened two powder coating lines in North Texas, that had been idled earlier in the year due to weak customer demand
- Strong operational performance drove 350 bps improvement to adjusted operating margins of 24.8% vs. prior year with Galvanizing nicely above 25%

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Q3 FY2021 EARNINGS PRESENTATION Q3 FY2021 Segment Results – Infrastructure Solutions • Conducting comprehensive review of the business and associated assets • Switchgear and Enclosures were the bright spots while the other Electrical businesses struggled • U.S. refinery turnaround activity remained weak and large international project activity was also lower than fall of 2019 • Operating Income and Margin began to rebound off of the very weak first half, but remained well below prior year In $ millions except percentages Key Statistics FY2020 Book to Ship 0.91 to 1 Segment Summary: FY2021 Book to Ship 0.86 to 1 FY 2020 Sales $161.9 FY2021 Sales $111.0 6 Sales $161.9 $111.0 FY2020 FY2021 -31.5% Operating Income -49.9% Operating Margin -290 bps $17.4 $8.7 FY2020 FY2021 10.8% 7.9% FY2020 FY2021

Q3 FY2021 EARNINGS PRESENTATION Q3 FY2021 Consolidated Results In $ millions, except for EPS and percentages Q3 FY 2021 Q3 FY 2020 % Change vs. Prior Year Sales $226.6 $291.1 -22.2% Gross Profit $54.7 $67.3 -18.8% Gross Margin 24.1% 23.1% 100 bps Operating Profit $27.9 $33.4 -16.6% Operating Margin 12.3% 11.5% 80 bps EBITDA $39.6 $46.8 -15.4% Net Income $19.7 $22.0 -10.6% Diluted EPS $0.76 $0.84 -9.5% Diluted Shares Outstanding 26,051 26,263 7

Q3 FY2021 EARNINGS PRESENTATION FY 2021 Year-to-date Cash Flow Highlights In $ millions, except for percentages YTD FY 2021 YTD FY 2020 Cash flows used in operating activities $59.4 $72.1 Less: Capital Expenditures $(27.9) $(22.5) Free Cash Flow $31.5 $49.6 Net Income $23.5 $58.9 Free Cash Flow / Net Income 134.0% 84.2% Acquisition of Subsidiaries, net of cash acquired $0.0 $60.6 Dividends $13.3 $13.4 Share Repurchases $31.0 $0.0 8

AZZ
Q3 FY2021 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In $ millions

YTD 2021 Capital Deployment


$27.9
$0.0
$31.0
$13.3
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures
- Safety, Health and Environmental
- Facility expansion & spin plant
- Product/technology growth initiatives

Acquisitions
- No acquisitions through Q3
- Announced acquisition of Acme Galvanizing in January, 2021
- Active portfolio of opportunities

Shareholder Return

Share Repurchases
- Repurchased 652k shares in Q3
- Authorized $100 million of share repurchases as prior authorization was exhausted
- Expect to continue to opportunistically purchase shares

Dividends
- Consistent dividend over time

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Q3 FY2021 EARNINGS PRESENTATION 10 Metal Coatings Segment • Post-fabricated metal products industry expected to grow in 2021 as COVID-19 comes under control • The cost of zinc in our kettles will begin to increase as we enter FY2022, due to higher zinc LME price levels • Integration of the recently announced acquisition of Acme Galvanizing Infrastructure Solutions Segment • Industrial platform • Spring turnaround outlook is positive with several projects being scheduled • Electrical platform • Complete remaining bus duct projects in China • T&D/Utility spending anticipated to remain good Corporate • Complete recently announced strategic evaluation of business • Continue to effectively manage cash flow, including debt and share repurchases Key Indicators and Initiatives

Q3 FY2021 EARNINGS PRESENTATION • Long term strategy to continue to grow the Metal Coatings segment organically and with a robust acquisition program, while targeting sustainable 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in Galvanizing and Powder Coating and Plating • Infrastructure Solutions Segment will continue to focus on operational excellence and profitable growth in core businesses while conducting strategic business review • Specialty Welding will grow by expanding into new markets beyond refining and power generation, continue international expansion, offering market leading welding technology • Electrical businesses will continue to focus on improving profitability through process alignment, and focus domestic market growth in core businesses, while effectively managing non-core businesses Strategic Direction 11

Q&A

Appendix and Additional Information

Q3 FY2021 EARNINGS PRESENTATION • In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 14

Q3 FY2021 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA 15 In millions Consolidated Q3 FY 21 Consolidated Q3 FY 20 GAAP Net Income $19.7 $22.0 Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $2.3 $3.3 Income Tax Expense $6.6 $8.8 Depreciation and Amortization Expense $11.0 $12.7 Total Adjustments $19.9 $24.8 Non-GAAP EBITDA $39.6 $46.8 $(millions) except EPS As Reported (a) Adjustment F/N As Adjusted Sales 226.6$ - 226.6$ Gross Profit 54.7 - 54.7 Gross Margin 24.1% 24.1% SG&A 25.2 - 25.2 Loss on Sale/Impairment 1.6 (1.9) (1) (0.3) Operating Profit 27.9 1.9 29.8 Operating Margin 12.3% 13.2% Other (exp) / income net 0.7 - 0.7 Interest 2.3 - 2.3 Tax 6.6 0.5 (2) 7.1 Net Income 19.7 1.4 21.1 Shares Outstanding 26,051 - 26,051 Diluted EPS 0.76$ 0.05$ 0.81 Depreciation and Amortization 11.0 - 11.0 EBITDA 39.6$ 1.9$ 41.5$ Footnotes: (a) - Reported in conformity with US GAAP (2) - $(0.5) tax adjustment is the tax benefit of the $1.9 million loss on sale of SMS (1) - Relates to the Infrastructure Solutions loss on the disposal of the SMS business Legend: (r) – Reported (a) – Adjusted Current Year vs. Prior Year As Reported to As Adjusted